SCHEDULE 14A INFORMATION
                            ------------------------

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
|X| Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              PINNACLE SYSTEMS, INC
--------------------------------------------------------------------------------
                (Name of Registrant as specified in its charter)

                              PINNACLE SYSTEMS, INC
--------------------------------------------------------------------------------
                   (Name of person(s) filing proxy statement)

Payment of Filing Fee (Check the appropriate box)


[ ]       $125  per Exchange Act  Rules -11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)
          (2) of Schedule A
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]       Fee computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
          0-11
          (1)       Title of each  class  of  securities  to  which  transaction
                    applies:       N/A
          (2)       Aggregate number of securities to which transaction applies:
                    N/A
          (3)       Per  unit  price or other  underlying  value of  transaction
                    computed pursuant to Exchange Act Rule 0-11:      N/A
          (4)       Proposed maximum aggregate value of transaction:      N/A
          (5)       Total fee paid:       N/A
[ ]       Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)       Amount Previously Paid:       N/A
          (2)       Form, Schedule or Registration Statement No.:       N/A
          (3)       Filing Party:       N/A
          (4)       Date Filed:         N/A

                             PINNACLE SYSTEMS, INC.

                                 --------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 10, 1997

TO THE SHAREHOLDERS:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of PINNACLE SYSTEMS, INC., a California corporation (the "Company"), will be held on Thursday, April 10, 1997 at 1:00 p.m. local time, at the Company's principal executive offices, 280 North Bernardo Avenue, Mountain View, California 94043 for the following purposes:

   1. To approve an amendment to the Company's 1994 Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 250,000 shares.

   2. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on February 14, 1997 are entitled to notice of and to vote at the meeting.

   All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a Proxy.


                                             Sincerely,

                                             Arthur D. Chadwick
                                             Secretary


Sunnyvale, California
March 5, 1997

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT.

  IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

                             PINNACLE SYSTEMS, INC.

                                 --------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 10, 1997


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

   The enclosed Proxy is solicited on behalf of the Board of Directors of PINNACLE SYSTEMS, INC., a California corporation (the "Company"), for use at a Special Meeting of Shareholders to be held Thursday, April 10, 1997 at 1:00 p.m. local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the Company's principal executive offices located at 280 North Bernardo Avenue, Mountain View, California 94043. Its telephone number at that location is (415) 526-1600.

   These proxy solicitation materials were first mailed on or about March 5, 1997 to all shareholders entitled to vote at the meeting.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

   Shareholders of record at the close of business on February 14, 1997 entitled to notice of and to vote at the meeting. The Company has one series of Common Shares outstanding, designated Common Stock, no par value. At the record date, 7,251,480 shares of the Company's Common Stock were issued and outstanding and held of record by 89 shareholders. No shares of the Company's Preferred Stock were outstanding.

   The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of February 14, 1997 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table below and
(iv) all directors and executive officers as a group.

                                                       COMMON STOCK  APPROXIMATE
     FIVE PERCENT SHAREHOLDERS, DIRECTORS              BENEFICIALLY  PERCENTAGE
        AND CERTAIN EXECUTIVE OFFICERS                    OWNED       OWNED(1)
     -----------------------------------             -------------- ------------
The Capital Group Companies, Inc.(2) ..............    1,007,000      13.9%

Capital Research and Management Company ...........

Capital Guardian Trust Company ....................

SMALLCAP World Fund, Inc. .........................
 333 South Hope Street
 Los Angeles, CA 90071

Franklin Resources, Inc.(3) .......................      543,650       7.5
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Irwin J. Jacobs(4) ................................      525,800       7.2
 100 South Fifth Street, Suite 2500
 Minneapolis, MN 55402

J.P. Morgan & Co. Incorporated(5) .................      440,510       6.1
 60 Wall Street
 New York, NY 10260

                                                      COMMON STOCK  APPROXIMATE
    FIVE PERCENT SHAREHOLDERS, DIRECTORS              BENEFICIALLY  PERCENTAGE
       AND CERTAIN EXECUTIVE OFFICERS                    OWNED       OWNED(1)
      -------------------------------               -------------- -------------
PaineWebber Group, Inc.(6) ......................      415,100        5.7
 1285 Avenue of the Americas
 New York, NY 10019-6028
Wilke/Thompson Capital Management, Inc.(7) ......      393,400        5.4
 3800 Norwest Center
 90 South 7th Street
 Minneapolis, MN 55402
Mark L. Sanders(8) ..............................      243,069        3.4
Ajay Chopra(9) ..................................      214,086        3.0
Charles J. Vaughn(10) ...........................       47,305         *
Glenn E. Penisten(11) ...........................       44,359         *
Nyal D. McMullin(12) ............................       31,536         *
Brian Conner(13) ................................       13,943         *
Walter E. Werdmuller ............................        5,000         *
John Lewis(14) ..................................        1,770         *
Kevin McDonald ..................................          --          *
All directors and executive officers as
     a group (15 persons)(15)....................      706,411        9.7

------------------
  *  Less than one percent.

(1) Applicable percentage of ownership is based on 7,251,480 shares of Common Stock outstanding as of February 14, 1997 together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after February 14, 1997 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2) Reflects ownership as reported on Schedule 13G dated February 12, 1997 filed with the Securities and Exchange Commission by The Capital Group Companies, Inc., Capital Research and Management Company, SMALLCAP World Fund, Inc. and Capital Guardian Trust Company (collectively, "Capital Guardian"). Capital Guardian has sole dispositive power as to 515,000 of these shares and has sole voting power as to 315,000 of such shares. The Company does not have knowledge as to where voting or dispositive power with respect to the remaining shares resides.

(3) Reflects ownership as reported on Schedule 13G dated February 12, 1997 filed with the Securities and Exchange Commission by Franklin Resources, Inc. ("Franklin"). Franklin has sole dispositive power and sole voting power as to 442,500 of these shares. Sole dispositive power and voting power of the remaining shares is held by one or more open or closed-end investment companies or other managed accounts which are advised by direct or investment advisory subsidiaries of Franklin.

(4) Reflects ownership as reported on Schedule 13G dated February 2, 1997 filed with the Securities and Exchange Commission. Represents shares beneficially owned by Irwin L. Jacobs ("ILJ"), Alexandra Jacobs ("AJ"), Melinda A. Jacobs-Grodnick ("MJG"), Randi F. Jacobs ("RFJ"), Trisha L. Jacobs ("TLJ"), the Irwin L. Jacobs Irrevocable Trust for the Benefit of Melinda A. Jacobs-Grodnick (the "MJG Trust"), the Irwin L. Jacobs Irrevocable Trust for the Benefit of Randi F. Jacobs (the "RFJ Trust"), the Irwin L. Jacobs Irrevocable Trust for the Benefit of Trisha L. Jacobs (the "TLJ Trust" and collectively with the MJG Trust and the RFJ Trust, the "Trusts"), Jacobs Management Corporation ("JMC") Roger R. Cloutier, II ("RRC"), Daniel T. Lindsay ("DTL") and Grant E. Oppegaard ("GEO"). ILJ is the beneficial owner of 295,800 shares, or 4.1% of the outstanding shares of Common Stock as of February 14, 1997. ILJ has sole dispositive powers and sole voting power over such 295,800 shares, and has shared voting power with RRC, DTL and GEO over 47,000 shares of Common Stock. AJ is the beneficial owner of 10,000 shares, MJG is the beneficial owner of 5,000 shares, RFJ is the beneficial owner of 10,000 shares, TLJ is the beneficial owner of 20,000 shares, the MJG Trust is the beneficial owner of 8,000 shares, the RFJ Trust is the beneficial owner of 60,000 shares and the TLJ Trust is the beneficial owner of 50,000 shares, with each beneficial owner holding less than 1% of the outstanding shares of Common Stock as of February 14, 1997. Each of these entities holds sole voting and dispositive power over the shares held by them.

(5) Reflects ownership as reported on Schedule 13G dated January 31, 1997 filed with the Securities and Exchange Commission by J.P. Morgan & Co. Incorporated ("J.P. Morgan"). J.P. Morgan has sole dispositive power as to all of these shares and sole voting power as to 234,900 of such shares. The Company does not have knowledge as to where voting power with respect to the remaining shares resides.

(6) Reflects ownership as reported on Schedule 13G dated February 13, 1997 filed with the Securities and Exchange Commission by PaineWebber Group, Inc. ("PaineWebber"). PaineWebber has sole dispositive power as to all of the shares and sole voting power as to 396,300 of such shares. The Company does not have knowledge as to where voting power with respect to the remaining shares resides.

(7) Reflects ownership as reported on Schedule 13G dated January 21, 1997 filed with the Securities and Exchange Commission by Wilke/Thompson Capital Management, Inc. ("Wilke/Thompson"). Wilke/Thompson has sole dispositive power and sole voting power as to all of the shares.

(8) Includes 227,186 shares of Common stock that may be acquired upon exercise of stock options which are presently exercisable or will become exercisable with 60 days of February 14, 1997.

(9) Includes 39,666 shares of Common stock that may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of February 14, 1997.

(10) Includes 1,770 shares of Common Stock that may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of February 14, 1997.

(11) Includes 1,770 shares of Common stock that may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of February 14, 1997.

(12) Includes 22,266 shares of Common Stock that may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of February 14, 1997.

(13) Includes 13,458 shares of Common Stock that may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of February 14, 1997.

(14) Includes 1,770 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of February 14, 1997.

(15) Includes 376,073 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of February 14, 1997.

REVOCABILITY OF PROXIES

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

   Each shareholder is entitled to one vote for each share held. A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the record date must be present or represented for the transaction of business at the Special Meeting. Abstentions and broker non-votes will be counted in establishing the quorum.

   This solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

   Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1997 Annual Meeting of Shareholders must be received by the Company no later than May 23, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE
                 AMENDMENT OF 1994 EMPLOYEE STOCK PURCHASE PLAN

   At the Special Meeting, the shareholders are being asked to approve an amendment of the Company's 1994 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares reserved for issuance thereunder by 250,000 shares. The adoption of the Purchase Plan was approved by the Board of Directors in August 1994 and by the shareholders in September 1994. A total of 100,000 shares of Common Stock have been reserved for issuance under the Purchase Plan. As of February 14, 1997, a total of 71,534 shares had been issued to employees at an average purchase price of $11.72 per share pursuant to four
(4) offerings under the Purchase Plan and 28,466 shares remain available for future issuance. The fair market value of the Common Stock of the Company on the first day of the most recent offering period was $10.88 per share. See "Purchase Price."

   The total number of shares subject to options granted at the beginning of the offering period which ends April 30, 1997 exceeds the number of shares remaining available for issuance under the Purchase Plan. As a result, the number of shares remaining available for issuance under the Purchase Plan is not sufficient to allow for the purchase of the full number of shares that would be purchased during the current purchase period. Therefore, the Board of Directors has approved the amendment to the Purchase Plan and proposed that it be approved by the shareholders at this Special Meeting.

   The Board of Directors believes that in order to continue to attract and retain qualified employees for the Company, it is necessary to continue to allow employees to purchase Common Stock under the Purchase Plan. The remaining shares available for issuance under the Purchase Plan is insufficient to satisfy this purpose.

VOTE REQUIRED

   The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to the Purchase Plan. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Stock represented and "voting" at the Special Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the record date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and
(ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE PURCHASE PLAN.

   The essential terms of the Purchase Plan, as amended, are summarized as follows:

PURPOSE

   The purposes of the Purchase Plan is to provide employees of the Company and of any subsidiary which is designated by the Board of Directors to participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

   The Purchase Plan provides for administration by the Board of Directors of the Company or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee, and its decisions are final and binding upon all participants. No charge for administrative or other costs may be made against the payroll deductions of a participant in the Purchase Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the Purchase Plan.

OFFERING PERIODS

   The Purchase Plan has offering periods of approximately twenty-four months, each divided into four six-month purchase periods. The offering periods commence on or after May 1 and November 1 of each year. The Board of Directors has the power to alter the duration of the offering periods without shareholder approval.

ELIGIBILITY

   Any person who (i) is a regular employee scheduled to work at least twenty hours per week and at least five months per year and (ii) was employed by the Company immediately preceding the enrollment date (or by any subsidiary designated from time to time by the Board of Directors) is eligible to participate in the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office a subscription agreement authorizing payroll deductions. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering may not participate in the Purchase Plan until the commencement of the next offering period.

PURCHASE PRICE

   The price at which shares are sold to participating employees is eighty-five percent (85%) of the lower of the fair market value per share of the Common Stock on (i) the first day of the offering period or (ii) the last day of the purchase period. The fair market value of the Common Stock on a given date is determined by reference to the closing sales price of the Nasdaq National Market. The closing sale price per share of the Company's Common Stock on the Nasdaq National Market on February 14, 1997 was $12.00.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

   The purchase price of the shares is accumulated by payroll deductions over the offering period. The deductions may not exceed 15% of a participant's compensation. A participant may discontinue his or her participation in the Purchase Plan and may decrease the rate of payroll deductions at any time during the offering period. A participant may increase the rate of payroll deductions at the beginning of each purchase period. Payroll deductions shall commence on the first payday following the offering date and shall continue at the same rate until the end of the offering period unless sooner terminated as provided in the Purchase Plan.

PURCHASE OF STOCK; EXERCISE OF OPTION

   By executing a subscription agreement to participate in the Purchase Plan, the employee is entitled to have shares placed under option to him or her. The maximum number of shares placed under option to a participant in an offering is that number arrived at by dividing the amount of his or her compensation which he or she has elected to have withheld for the purchase period by the lower of
(i) 85% of the fair market value of a share of Common Stock at the beginning of the offering period, or (ii) 85% of the fair market value of a share of Common Stock on the last day of the purchase period as long as the total number of shares issued to a participant for any purchase period does not exceed a number determined by dividing $12,500 by the market value of a share of Common Stock at the beginning of the offering period. Unless the employee's participation is discontinued, the option for the purchase of shares will be exercised automatically at the end of the purchase period at the applicable price.

   Notwithstanding the forgoing, no employee shall be permitted to subscribe for shares under the Purchase Plan (a) if, immediately after the grant of the option, the employee would own, and/or hold outstanding options to purchase, 5% or more of the voting stock or value of all classes of stock of the Company or
(b) which permits his or her rights to purchase stock under all employees stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the shares remaining shall be made in as equitable a manner as is practicable.

WITHDRAWAL

   While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase
Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period. Any withdrawal by the employee during a given offering automatically terminates the employee's interest in that offering.

TERMINATION OF EMPLOYMENT

   Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant, or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

CAPITAL CHANGES

   In the event of any changes in the capitalization of the Company, such as stock splits or stock dividends, resulting in an increase or decrease in the number of shares of Common Stock, effected without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the shares subject to purchase and in the purchase price per share.

NONASSIGNABILITY

   No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned, or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

   The Board of Directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any changes in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements, or materially increase the benefits which may accrue to participants under the Purchase Plan.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

   The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year from the date of the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss of such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company is entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

   The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In additional, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

PARTICIPATION IN THE PURCHASE PLAN

   Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. Non-employee directors are not eligible to participate in the Purchase Plan.

   The following table sets forth certain information regarding shares purchased during the fiscal year ended June 30, 1996 by each of the executive officers named in the Summary Compensation Table below who participated in the Purchase Plan, all current executive officers as a group, and all other employees who participated in the Purchase Plan as a group:

                  NUMBER OF
       NAME OF INDIVIDUAL OR IDENTITY                    SHARES    DOLLAR VALUED
            OF GROUP AND POSITION                       PURCHASED   (#)($)(1)
           -----------------------                       -------      -------

Mark L. Sanders ..................................         398     $  1,537
Brian Conner .....................................        --           --
Kevin McDonald(2) ................................       1,327       17,253
Ajay Chopra ......................................        --           --
Walter E. Werdmuller(2) ..........................       1,079       17,008
All current executive officers as a group                6,788       98,418
All other employees ..............................      27,027      384,034
Non-Executive Officer Directors as a group                 *            *

-----------------
 *  Not eligible to participate in the Purchase Plan.

(1) Market value of shares on date of purchase minus the purchase price under the Purchase Plan.

(2) Mr. Werdmuller and Mr. McDonald resigned all positions with the Company effective in September 1996.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

   The following table sets forth total compensation for the fiscal years ended June 30, 1996, 1995 and 1994 for the Chief Executive Officer and each of the next four most highly compensated executive officers during the fiscal year ended June 30, 1996 (the "Named Executive Officers"):

                                        SUMMARY COMPENSATION TABLE


                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                                      ANNUAL              --------------
                                                   COMPENSATION               NUMBER OF
                                       ----------------------------------    SECURITIES
                               FISCAL                        OTHER ANNUAL    UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR      SALARY    BONUS    COMPENSATION     OPTIONS     COMPENSATION(2)
--------------------------- ---------- ---------- -------- -------------- -------------- ---------------
Mark L. Sanders ............   1996    $176,500   $6,000       $ --            9,000         $ --
 President, Chief Executive    1995     150,604    7,672         --           40,000           --
 Officer and Director          1994     133,250      --          --              --            --

Brian Conner ...............   1996     146,553    6,000         --            9,000           --
 Vice President, Europe,       1995(1)   58,815    2,940         --           20,000           --
 African and Middle East       1994         --       --          --              --            --

Kevin McDonald(3) ..........   1996     138,500    5,000         --            9,000           --
 Vice President, Marketing     1995(2)   45,000    3,544         --           54,000           --
 and Domestic Sales            1994         --       --          --              --            --

Ajay Chopra ................   1996     133,500    6,000         --            9,000           --
 Vice President, Strategic     1995     122,365    5,460         --           47,000           --
 Marketing and Chairman of     1994     108,000      --          --              --            --
 the Board of Directors

Walter E. Werdmuller(3)  ...   1996     132,106    4,000         --            9,000           --
 Vice President, Sales--       1995     133,885    4,275         --           25,000           --
 Americas and Far East         1994     108,956      --          --              --            --

---------------------

(1) Mr. Conner joined the Company in February 1995.
(2) Mr. McDonald joined the Company in March 1995.
(3) Mr. Werdmuller and Mr. McDonald resigned all positions with the Company effective in September 1996.

                        OPTION GRANTS IN LAST FISCAL YEAR

   The following table provides information concerning each grant of options to purchase the Company's Common Stock made during the fiscal year ended June 30, 1996 to the Named Executive Officers:


                                                                               POTENTIAL REALIZABLE
                                           INDIVIDUAL GRANTS                          VALUE
                         ----------------------------------------------------  MINUS EXERCISE PRICE
                                                                                        AT
                                                                               ASSUMED ANNUAL RATES
                                                                                        OF
                           NUMBER OF     % OF TOTAL    EXERCISE                    STOCK PRICE
                           SECURITIES     OPTIONS      PRICE PER                   APPRECIATION
                           UNDERLYING    GRANTED TO      SHARE                  FOR OPTION TERM(1)
                            OPTIONS     EMPLOYEES IN    ($/SH)     EXPIRATION --------------------
           NAME            GRANTED(#)   FISCAL YEAR    (2)(3)(4)      DATE        5%        10%
------------------------ ------------ -------------- ----------- ------------ --------- ----------
Mark L. Sanders .........    9,000        1.85%        $16.00      01/17/06    $90,561   $229,499
Brian Conner ............    9,000        1.85%         16.00      01/17/06     90,561    229,499
Kevin McDonald(5) .......    9,000        1.85%         16.00      01/17/06     90,561    229,499
Ajay Chopra .............    9,000        1.85%         16.00      01/17/06     90,561    229,499
Walter E. Werdmuller(5)..    9,000        1.85%         16.00      01/17/06     90,561    229,499

----------------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the 10 year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.
(2) All options shown granted in fiscal 1996 become exercisable as to 25% of the option shares on the first anniversary of the date of grant and as to 1/48 th of the option shares each month thereafter, with full vesting occurring on the fourth anniversary of the date of grant. Under the 1987 Stock Option Plan, the Board of Directors retains the discretion to modify the terms, including the price, of outstanding options.
(3) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by reference to the closing sale price of the Common Stock on the Nasdaq National Market on the date of grant.
(4) Exercise price may be paid in cash, promissory note, by delivery of already-owned shares subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.
(5) Mr. Werdmuller and Mr. McDonald resigned all positions with the Company effective in September 1996.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

   The following table sets forth certain information regarding the exercise of stock options by the Named Executive Officers in the fiscal year ended June 30, 1996 and the value of stock options held as of June 30, 1996 by such individuals.

                                                                                       VALUE OF UNEXERCISED
                                                                                      IN-THE-MONEY OPTIONS AT
                                                                                       JUNE 30, 1996 ($)(1)
                                                                                  -----------------------------
                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                             SHARES                     UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                           ACQUIRED ON     VALUE     OPTIONS AT JUNE 30, 1966 (#)     AT JUNE 30, 1996 ($)(1)
                            EXERCISE      REALIZED  ----------------------------- -----------------------------
           NAME                (#)         ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------ ------------- ------------ ------------- --------------- ------------- ---------------
Mark L. Sanders .........  148,308       $3,389,872     216,228       31,500        $4,082,378      $369,000
Brian Conner ............      --               --        6,666       22,334            68,327       179,424
Kevin McDonald(2) .......    3,000           42,000      14,375       48,625           100,241       316,349
Ajay Chopra .............      --               --       27,250       36,750           415,348       376,193
Walter E. Werdmuller(2)..   14,483          323,766       2,842       24,000            31,603       211,013

--------------
(1) Fair market value of the Common Stock as of the date of exercise or June 30, 1996, as the case may be, determined by reference to the closing sale price of the Common Stock on the Nasdaq National Market minus the exercise price.
(2) Mr. Werdmuller and Mr. McDonald resigned all positions with the Company effective in September 1996.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

   In September 1994, the Company and Mark L. Sanders, President, Chief Executive Officer and a Director, entered into an agreement (the "Agreement") providing that in the event of Mr. Sanders' resignation or termination of employment, the Company will retain him as a part-time employee to render services to the Company on an as-needed basis for up to one full day per month. As compensation for his services, the Company will pay Mr. Sanders a fee of $1,000 per month. The Agreement becomes effective upon Mr. Sanders' resignation or termination of employment with the Company and terminates in September 1999. The Agreement may not be terminated by the Company.

   The Company currently has no other employment contracts with any of the Named Executive Officers, and the Company has no other compensatory plan or arrangement with such Named Executive Officers where the amounts to be paid exceed $100,000 and which are activated upon resignation, termination or retirement of any such executive officer upon a change in control of the Company.

COMPENSATION OF DIRECTORS

   Non-employee members of the Company's Board of Directors receive an annual retainer of $8,000 and an additional $500 for each committee meeting attended. The Company's 1994 Director Option Plan provides that options may be granted to non-employee directors of the Company who do not represent shareholders holding more than 1% of the Company's outstanding Common Stock pursuant to an automatic nondiscretionary grant mechanism. Pursuant to the 1994 Director Option Plan, in November 1995, an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $31.75 per share was granted to each of Nyal D. McMullin, Glenn E. Penisten, and Charles J. Vaughan. Pursuant to the 1994 Director Option Plan, in December 1995, an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $30.25 per share was granted to John Lewis.

                                  OTHER MATTERS

   The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                                   THE BOARD OF DIRECTORS

Dated: March 5, 1997

PROXY                       PINNACLE SYSTEMS, INC                       PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       SPECIAL MEETING OF SHAREHOLDERS
                                APRIL 10, 1997

   The  undersigned   shareholder  of  PINNACLE  SYSTEMS,   INC.,  a  California
corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated March 5, 1997, and hereby appoints Mark L. Sanders and Arthur D. Chadwick, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of PINNACLE SYSTEMS, INC. to be held on April 10, 1997 at 1:00 p.m. local time, at the Company's principal executive offices, 280 North Bernardo Avenue, Mountain View, California and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

                (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                                                                                                          [X]  Please mark
                                                                                                               your votes
                                                                                                                 as this

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY   1. AMENDMENT OF 1994 EMPLOYEE STOCK PURCHASE    FOR  AGAINST   ABSTAIN
DIRECTION IS INDICATED, WILL BE VOTED FOR THE AMENDMENT      PLAN TO INCREASE  THE NUMBER OF SHARES OF    [ ]    [ ]       [ ]
TO  THE 1994  EMPLOYEE STOCK  PURCHASE PLAN AND AS SAID      COMMON   STOCK   RESERVED  FOR   ISSUANCE
PROXIES  DEEM  ADVISABLE  ON  SUCH OTHER MATTERS AS MAY      THEREUNDER BY 250,000 SHARES.
PROPERLY COME BEFORE THE MEETING.





               SIGNATURE(S)                                                          DATED               , 1997
                           ----------------------------------------------------            --------------

               THIS PROXY SHOULD BE MARKED,  DATED AND SIGNED BY THE  SHAREHOLDER(S)  EXACTLY AS HIS OR HER NAME APPEARS HEREON, AND
               RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE
               HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.

                             PINNACLE SYSTEMS, INC.

                        1994 EMPLOYEE STOCK PURCHASE PLAN
                          (as amended January 20, 1997)

       The following constitute the provisions of the 1994 Employee Stock Purchase Plan of Pinnacle Systems, Inc.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.       Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the Common Stock of the Company.

                  (d) "Company" shall mean Pinnacle Systems, Inc. and any Designated Subsidiary of the Company.

                  (e) "Compensation" shall mean all base straight time gross earnings, excluding commissions, payments for overtime, shift premium, variable compensation, incentive payments, bonuses, and other cash compensation.

                  (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.


                  (h) "Enrollment Date" shall mean the first day of each Offering Period.

                  (i) "Exercise Date" shall mean the last day of each Purchase Period.

                  (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                           (1) If the Common Stock is listed on any  established
stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (2) If the  Common  Stock  is  quoted  on the  Nasdaq
System (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                           (3) In the absence of an  established  market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  For purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final Prospectus included within the Registration Statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Common Stock.

                  (k) "Offering Period" shall mean the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the period ending twenty-four (24) months later. The first Offering Period shall begin on the effective date of the Company's initial public offering of its Common Stock that is registered with the Securities and Exchange Commission and shall end on the last Trading Day on or before October 31, 1996. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

                  (l) "Plan" shall mean this Employee Stock Purchase Plan.

                  (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  (n) "Purchase Period" shall mean the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date. The first Purchase Period of the first Offering Period shall begin on the effective date of the Company's initial public offering of its Common Stock that is registered with the Securities and Exchange Commission and shall end on the last Trading Day on or before April 30, 1995.

                  (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                  (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                  (q) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (Nasdaq) System are open for trading.

         3.       Eligibility.

                  (a) Any Employee (as defined in Section 2(g)) who shall be employed by the Company immediately preceding a given Enrollment Date shall be eligible to participate in the Plan; provided, however, that with respect to the first Offering Period, any Employee who shall be employed by the Company five
(5) business days prior to the first Enrollment Date shall be eligible to participate in the Plan. Notwithstanding the foregoing, however, any Employee shall be eligible to participate in the Plan who was employed by the Company as of the effective date of registration statement filed with the Securities and Exchange Commission for the initial offering of shares of Common Stock of the Company to the public.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods. Except for the first Offering Period, a new Offering Period shall commence on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board shall determine, and continue thereafter until terminated in accordance with Section 19 hereof. The first Offering Period shall begin on the effective date of the Company's initial public offering of its Common Stock that is registered with the Securities and Exchange Commission. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5.       Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office five (5) business days prior to the applicable Enrollment Date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6.       Payroll Deductions.

                  (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the participant's Compensation during said Offering Period.

                  (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof. A participant may decrease the rate of his or her payroll deductions to 0% during the Offering Period by completing and filing with the Company a new subscription agreement authorizing the reduction in payroll deduction rate. A participant may resume participation by completing and filing with the Company a new subscription agreement at least five (5) days prior to the commencement of the next Offering Period or Purchase Period, as applicable. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                  (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, a certificate representing the shares purchased upon exercise of his or her option.

         10.      Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

                  (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12.      Stock.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be three hundred fifty thousand (350,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13.      Administration.

                  (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

                  (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-

3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

         14.      Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18.      Adjustments  Upon  Changes  in  Capitalization,   Dissolution,
Liquidation, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will end immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and all options granted thereunder will be exercised at such time. Such exercise shall take place according to the provisions of Section 8 hereof.

                  (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in
Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

         19.      Amendment or Termination.

                  (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

                  (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended (the "1933 Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

         24. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                    EXHIBIT A

                             PINNACLE SYSTEMS, INC.

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT


                                Enrollment Date: _____________________________


_____ Original Application
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. ____________________________ hereby elects to participate in the Pinnacle Systems, Inc. 1994 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (1-15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Pinnacle Systems, Inc. 1994 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):
         ______________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one (1) year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two (2) year and one (1) year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of
         (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree not to sell or otherwise transfer any shares or other securities of the Company during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended (the "1933 Act"); provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. I hereby acknowledge that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such one hundred eighty (180) day period.

8. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

9. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME:  (Please print) _________________________________________________________
                          (First)         (Middle)               (Last)


_______________________________     ___________________________________________
Relationship

                                    ___________________________________________
                                    (Address)

Employee's Social
Security Number:                    ___________________________________________




Employee's Address:                 ___________________________________________

                                    ___________________________________________

                                    ___________________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:__________________  _____________________________________________________
                          Signature of Employee


                          _____________________________________________________
                          Spouse's Signature (If beneficiary other than spouse)

                                    EXHIBIT B


                             PINNACLE SYSTEMS, INC.

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL



         The undersigned participant in the Offering Period of the Pinnacle Systems, Inc. 1994 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                    Name and Address of Participant:

                                    ___________________________________________

                                    ___________________________________________

                                    ___________________________________________






                                    Signature:


                                    ___________________________________________



                                    Date: _____________________________________